AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
INDIVIDUAL VARIABLE RETIREMENT ANNUITY
CONTRACT
SUPPLEMENT DATED SEPTEMBER 4, 2001
TO
PROSPECTUS
DATED APRIL 6, 2001

THIS SUPPLEMENT SUPERCEDES THE MAY 18, 2001 SUPPLEMENT.

          Effective August 29, 2001, American General Life Insurance Company ("AGL") is amending the prospectus for the sole purpose of announcing the acquisition of AGL's parent corporation.

          On page 14 of the prospectus, the section titled "AGL" is deleted in its entirety and replaced with the following:

AGL, the successor to Cal-Western, is a stock life insurance company organized under the laws of the State of Texas, which is a successor in interest to a company originally organized under the laws of the State of Delaware in 1917. AGL is an indirect, wholly-owned subsidiary of American General Corporation ("AGC"), a Texas corporation and a diversified financial services holding company engaged primarily in the insurance business. American General Financial Group is the marketing name for AGC and its subsidiaries. The commitments under the Contracts are AGL's, and AGC has no legal obligation to back those commitments.

On May 11, 2001, AGC, American International Group, Inc. ("AIG"), a Delaware corporation and Washington Acquisition Corporation, a Texas corporation and a wholly-owned subsidiary of AIG, entered into an agreement pursuant to which AGC would become a wholly-owned subsidiary of AIG (the "Transaction"). On August 15, 2001, the shareholders of AGC voted to approve the Transaction. On August 29, 2001, the Transaction was completed. As a result of the Transaction, AGL is now an indirect, wholly-owned subsidiary of AIG.

Following the merger with Cal-Western, AGL, among other things, issued assumption certificates to Contract Owners and Participants under the Contracts, previously issued by Cal-Western, to reflect the change in the identity of the insurance company sponsoring the Contracts and guaranteeing rights under the Contracts.

AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

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